Exhibit 99.1

Prelude Therapeutics Announces Launch of Proposed Public Offering

WILMINGTON, Del. – (Globe Newswire) May 17, 2023 – Prelude Therapeutics Incorporated (“Prelude” or the “Company”) (Nasdaq: PRLD), a clinical-stage precision oncology company, today announced that it has commenced an underwritten public offering of $100.0 million of shares of common stock and, in lieu of common stock to investors that so choose, pre-funded warrants to purchase shares of common stock. All of the shares of common stock and pre-funded warrants are being offered by Prelude. In addition, Prelude has granted the underwriter a 30-day option to purchase additional shares of its common stock in an amount equal to 15% of the securities offered in the public offering.

Morgan Stanley is acting as sole book-running manager for the offering. The proposed offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Prelude intends to use the net proceeds from the offering, together with its existing cash and cash equivalents, to advance its current clinical pipeline, including PRT2527, PRT1419, PRT3645 and PRT3789; advance its research and discovery efforts including its efforts for a new SMARCA2 oral molecule; and support organizational growth and for working capital and other general corporate purposes.

A registration statement on Form S-3 relating to these securities was filed with the Securities and Exchange Commission (“SEC”) on November 12, 2021, and was declared effective by the SEC on November 24, 2021. The offering is being made only by means of a preliminary prospectus supplement and accompanying prospectus which will be filed with the SEC relating to and describing the terms of the proposed offering and will be available on the SEC’s website at www.sec.gov. You can also obtain the prospectus, when available, by contacting Morgan Stanley & Co. LLC, 180 Varick St, 2nd Floor, New York, NY 10014. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Prelude Therapeutics

Prelude Therapeutics is a clinical-stage precision oncology company developing innovative drug candidates targeting critical cancer cell pathways. The Company’s diverse pipeline is comprised of highly differentiated, potentially best-in-class proprietary small molecule compounds aimed at addressing clinically validated pathways for cancers with selectable underserved patients. Prelude’s pipeline includes four candidates currently in clinical development: PRT1419, a potent, selective inhibitor of MCL1, PRT2527, a potent and highly selective CDK9 inhibitor, PRT3645, a next generation CDK4/6 inhibitor, and PRT3789, an IV administered, potent and highly selective SMARCA2 degrader.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed underwritten offering, including Prelude’s expectations with respect to granting the underwriter a 30-day option to purchase additional shares, the completion, timing and size of the proposed public offering, and the application of the estimated use of net proceeds. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although Prelude believes that the expectations reflected in such forward-looking statements are reasonable, Prelude cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause Prelude’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to Prelude’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates, the impact of the COVID-19 pandemic on Prelude’s business, clinical trial sites, supply chain and manufacturing facilities, Prelude’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, Prelude’s ability to fund development activities and achieve development goals, Prelude’s ability to protect intellectual property, and other risks and uncertainties described under the heading “Risk Factors” in documents Prelude files from time to time with the SEC. These forward-looking statements speak only as of the date of this press release, and Prelude undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Investor Contact:

Lindsey Trickett

Vice President, Investor Relations

240.543.7970

ltrickett@preludetx.com

Media Contact:

Helen Shik

Shik Communications

617.510.4373

Helen@ShikCommuncations.com

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